UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 15, 2005

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm.

(i) On July 15, 2005, the Registrant dismissed Deloitte & Touche LLP as its independent registered public accounting firm.

(ii) Deloitte & Touche LLP was engaged on July 12, 2004 to audit the Registrant's consolidated financial statements as of and for the year ended December 31, 2004. The report of Deloitte & Touche LLP on the Registrant's consolidated financial statements as of and for the year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit of the effectiveness of the Registrant’s internal control over financial reporting as of December 31, 2004, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, Deloitte & Touche LLP expressed an adverse opinion in its report dated March 31, 2005 on the effectiveness of the Registrant’s internal control over financial reporting related to a material weakness in the operation of controls for evaluating and documenting the assessment of valuation allowances recorded against deferred income tax assets. The Registrant's Audit Committee discussed the subject matter of the adverse opinion with Deloitte & Touche LLP prior to the March 31, 2005 report. The Registrant has authorized Deloitte & Touche LLP to respond fully to any inquiries of PricewaterhouseCoopers LLP, its successor (as described in (b) below), concerning the subject matter of the March 31, 2005 report and any other matters. Since the engagement of Deloitte & Touche LLP and through July 15, 2005, there have been no other reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(iii) The Registrant’s Audit Committee recommended and approved the decision to change independent registered public accounting firms.

(iv) In connection with its audit as of and for the year ended December 31, 2004 and through July 15, 2005, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of such disagreements in connection with its report on the Registrant's consolidated financial statements as of and for the year ended December 31, 2004 or its report on the effectiveness of the Registrant's internal control over financial reporting as of December 31, 2004.

The Registrant has requested that Deloitte & Touche LLP furnish the Registrant with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of such letter, dated July 20, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm.

(i) The Registrant engaged PricewaterhouseCoopers LLP as its new independent registered public accounting firm as of July 15, 2005. During the last two fiscal years ended December 31, 2004 and through July 15, 2005, other than during the prior engagement of PricewaterhouseCoopers LLP described below, the Registrant has not consulted with PricewaterhouseCoopers LLP regarding any of the following:

(1) The application of accounting principles to a specified transaction, either completed or proposed;

(2) The type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and none of the following was provided to the Registrant: (a) a written report, or (b) oral advice that PricewaterhouseCoopers LLP concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue;

(3) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(4) A reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

As described in the Registrant’s Form 8-K filed on July 2, 2004, PricewaterhouseCoopers LLP was engaged as the Registrant's independent registered public accounting firm as of and for the year ended December 31, 2003 and through June 30, 2004.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) 16.1 - Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated July 20, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

July 20, 2005	By:	/s/ Scott H. Ray

Name: Scott H. Ray
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated July 20, 2005.